9fT\VjV OZ_U =_VcXj ;]Rdd 9 @`]UZ_Xd DD; R_U KfSdZUZRcZVd ;`_d`]ZUReVU >Z_R_TZR] KeReV^V_ed Rd `W <VTV^SVc /-( .,-5( R_U .,-4( R_U W`c VRTY `W eYV LYcVV QVRcd Z_ eYV HVcZ`U =_UVU <VTV^SVc /-( .,-5 R_U A_UVaV_UV_e 8fUZe`cdq JVa`ce

"8=>;@@8 T &>F498 ##% ˜˜˜ )p ,BCNHR $RLYH #KLCBIQn &' œ—œ—œ +)" *HOo š˜™q›œq˜——— %B[o š˜™q›œq˜›œ )+&'-'+&'+0 $1&)0,./H .'-,.0 ZZZpGHOQLSSHp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

^VRdfcV^V_ed Z_T`ca`cReV gRcZ`fd WRTe`cd dfTY Rd eYV ]ZbfZUZej acV^Zf^d eYRe ^Rj SV UV^R_UVU Sj ^Rc\Ve aRceZTZaR_ed R_U eYV TcVUZe deR_UZ_X `W eYV T`f_eVcaRceZVd Z_g`]gVU* KfTY TcVUZe cZd\ RU[fde^V_ed RcV SRdVU `_ TfccV_e ^Rc\Ve Z_afed hYVcV RgRZ]RS]V dfTY Rd TcVUZe UVWRf]e YVUXV dacVRUd* A_eVc_R] ^`UV]d ^Rj SV feZ]ZkVU hYV_ ^Rc\Ve Z_W`c^ReZ`_ Zd _`e RgRZ]RS]V* >Z_R_TZR] RddVed R_U ]ZRSZ]ZeZVd RcV cVT`cUVU Re WRZc gR]fV `_ eYV T`_d`]ZUReVU SR]R_TV dYVVed fdZ_X Z_afed Wc`^ eYV eYcVV ]VgV]d `W eYV WRZc gR]fV YZVcRcTYj* 8 WZ_R_TZR] RddVe `c ]ZRSZ]Zej T]RddZWZTReZ`_ hZeYZ_ eYV YZVcRcTYj Zd UVeVc^Z_VU SRdVU `_ eYV ]`hVde ]VgV] Z_afe eYRe Zd dZX_ZWZTR_e e` eYV WRZc gR]fV ^VRdfcV^V_e %dVV F`eV 0&* LYV ;`^aR_jqd RddVdd^V_e `W eYV dZX_ZWZTR_TV `W R aRceZTf]Rc Z_afe e` eYV WRZc gR]fV ^VRdfcV^V_e cVbfZcVd [fUX^V_e R_U ^Rj RWWVTe eYV gR]fReZ`_ `W WRZc gR]fV RddVed R_U ]ZRSZ]ZeZVd R_U eYVZc a]RTV^V_e hZeYZ_ eYV WRZc gR]fV YZVcRcTYj ]VgV]d* LYV ;`^aR_j R]d` Z_T`ca`cReVd _`_)aVcW`c^R_TV cZd\ Z_ _Ve ]ZRSZ]Zej a`dZeZ`_d SRdVU `_ R_ RddVdd^V_e `W ^Rc\Ve aRceZTZaR_edq Rddf^aeZ`_d `W eYV ;`^aR_jqd a`eV_eZR] cZd\ `W UVWRf]e* LYV eYcVV ]VgV]d RcV Rd W`]]`hd6 l DVgV] - m A_afed RcV bf`eVU acZTVd %f_RU[fdeVU& W`c ZUV_eZTR] WZ_R_TZR] RddVed `c ]ZRSZ]ZeZVd Z_ RTeZgV ^Rc\Ved eYRe eYV ;`^aR_j YRd eYV RSZ]Zej e` RTTVdd Re eYV ^VRdfcV^V_e UReV* l DVgV] . m A_afed `eYVc eYR_ bf`eVU acZTVd eYRe RcV UZcVTe]j `SdVcgRS]V W`c dZ^Z]Rc WZ_R_TZR] RddVed `c ]ZRSZ]ZeZVd `c Z_UZcVTe]j `SdVcgRS]V eYc`fXY T`cc`S`cReZ`_ hZeY `SdVcgRS]V ^Rc\Ve UReR* l DVgV] / m M_`SdVcgRS]V Z_afed W`c RddVed `c ]ZRSZ]ZeZVd eYRe RcV `_]j fdVU hYV_ eYVcV Zd ]Zee]V( ZW R_j( ^Rc\Ve UReR RgRZ]RS]V Re eYV ^VRdfcV^V_e UReV* LYV ;`^aR_j UVgV]`ad eYVdV Z_afed SRdVU `_ eYV SVde Z_W`c^ReZ`_ RgRZ]RS]V( Z_T]fUZ_X Zed `h_ UReR* GSdVcgRS]V R_U f_`SdVcgRS]V eYZcU)aRcej W`chRcU acZTV Z_afed fdVU Z_ eYV gR]fReZ`_ RcV `SeRZ_VU Wc`^ R eYZcU) aRcej acZTZ_X d`fcTV R_U RcV dfS[VTe e` R cVgZVh Sj eYV ;`^aR_jqd ^R_RXV^V_e Re VRTY cVa`ceZ_X aVcZ`U* ;`^aR_j ^R_RXV^V_e aVcW`c^d ac`TVUfcVd Rc`f_U S`eY Z_afed R_U Z_Ufdecj deR_URcU eVTY_ZbfVd feZ]ZkVU e` V_dfcV eYRe eYV cVdf]ed `W eYV gR]fReZ`_ RcV cVRd`_RS]V* 2HYO HTK 2HYO 4W[P\HRLTZY n ;RdY R_U TRdY VbfZgR]V_ed T`_dZde `W YZXY]j ]ZbfZU Z_gVde^V_ed hZeY `cZXZ_R] ^RefcZeZVd `W eYcVV ^`_eYd `c ]Vdd* LYV TRccjZ_X R^`f_e `W TRdY VbfZgR]V_ed Raac`iZ^ReVd WRZc gR]fV SVTRfdV `W eYV dY`ce ^RefcZej `W eYVdV Z_decf^V_ed* LYV ;`^aR_j YRd _`e ViaVcZV_TVU R_j ]`ddVd Z_ dfTY RTT`f_ed* 8T\LTZUX_ n A_gV_e`cj Zd deReVU Re eYV ]`hVc `W T`de `c _Ve cVR]ZkRS]V gR]fV fdZ_X eYV RgVcRXV T`de ^VeY`U* A_gV_e`cj T`_dZded acZ^RcZ]j `W daRcV aRced fdVU e` XV_VcReV V]VTecZTZej* LYV ;`^aR_j cVT`cUVU "0,.(4,2 R_U "1/-(/-4 `W Z_gV_e`cj Z_ `eYVc ]`_X)eVc^ RddVed `_ eYV T`_d`]ZUReVU SR]R_TV dYVVed Rd `W <VTV^SVc /-( .,-5 R_U .,-4( cVdaVTeZgV]j* ?XUVLXZ_# ?RHTZ HTK 4W[PVSLTZ n TLZ n Hc`aVcej( a]R_e R_U VbfZa^V_e Zd TReVX`cZkVU Rd eYV W`]]`hZ_X6 l DR_U Z^ac`gV^V_ed m T`ded Rdd`TZReVU hZeY ^R\Z_X eYV ]R_U cVRUj W`c fdV* l H]R_e m T`ded cV]ReVU e` eYV afcTYRdV( T`_decfTeZ`_ `c Z^ac`gV^V_e `W eYV Hc`[VTe* l GeYVc ac`aVcej R_U VbfZa^V_e m R_j T`ded _`e Rdd`TZReVU hZeY VZeYVc ]R_U Z^ac`gV^V_ed `c a]R_e RTeZgZeZVd eYRe RUU ]RdeZ_X gR]fV e` eYV Hc`[VTe* Hc`aVcej( a]R_e R_U VbfZa^V_e Zd cVT`cUVU Re T`de R_U Zd UVacVTZReVU `_ R decRZXYe)]Z_V SRdZd `gVc eYV VdeZ^ReVU fdVWf] ]ZgVd `W eYV RddVed( hYZTY cR_XV Wc`^ / e` /, jVRcd* ERZ_eV_R_TV R_U cVaRZcd RcV ViaV_dVU Z_ eYV aVcZ`U Z_TfccVU( hYZ]V a]R_e R_U VbfZa^V_e Z^ac`gV^V_ed hYZTY VieV_U eYV fdVWf] ]ZgVd `c Z^ac`gV eYV bfR]Zej `W eYV RddVed RcV TRaZeR]ZkVU %dVV F`eV 1&* LYV ;`^aR_j cVgZVhd eYV VdeZ^ReVU ]ZgVd `W Zed WZiVU RddVed `_ R_ `_X`Z_X SRdZd* LYV ;`^aR_j RU[fdeVU eYV fdVWf] ]ZgVd `W eYV Hc`[VTe H]R_e RddVed Wc`^ .1 jVRcd e` /, jVRcd VWWVTeZgV <VTV^SVc /-( .,-3* LYV TYR_XV Z_ VdeZ^ReVU fdVWf] ]ZgVd hRd RTT`f_eVU W`c Rd R TYR_XV Z_ VdeZ^ReV `_ R ac`daVTeZgV SRdZd SVXZ__Z_X `_ <VTV^SVc /-( .,-3* LYV Z^aRTe e` eYV T`_d`]ZUReVU WZ_R_TZR] deReV^V_ed hRd _`e ^ReVcZR]* 8SVHPXSLTZ UM ;UTN$;P\LK 0YYLZY n LYV ;`^aR_j RddVddVd eYV cVT`gVcRSZ]Zej `W Zed ]`_X)]ZgVU eR_XZS]V RddVed hYV_ T`_UZeZ`_d RcV acVdV_e( hYZTY ^Rj Z_UZTReV R a`eV_eZR] Z^aRZc^V_e* LYV ;`^aR_j T`^aRcVd eYV ) 3 )

TRccjZ_X gR]fV `W eYV RddVe e` eYV f_UZdT`f_eVU TRdY W]`hd `W eYV cV]ReVU `aVcReZ`_d e` UVeVc^Z_V hYVeYVc R_j Z^aRZc^V_e ViZded* JV]VgR_e WRTe`cd( R]`_X hZeY ^R_RXV^V_eqd a]R_d hZeY cVdaVTe e` `aVcReZ`_d( RcV T`_dZUVcVU Z_ RddVddZ_X eYV cVT`gVcRSZ]Zej `W ]`_X)]ZgVU RddVed* AW eYV ;`^aR_j UVeVc^Z_Vd( SRdVU `_ dfTY ^VRdfcVd( eYRe eYV TRccjZ_X R^`f_e Zd Z^aRZcVU( eYV ]`_X)]ZgVU RddVed hZ]] SV hcZeeV_ U`h_ e` eYVZc WRZc gR]fV hZeY R T`ccVda`_UZ_X TYRcXV e` eYV T`_d`]ZUReVU deReV^V_ed `W `aVcReZ`_d* F` Z^aRZc^V_e hRd cVT`cUVU Z_ .,-5( .,-4 R_U .,-3* 3LXP\HZP\L 8TYZX[SLTZY HTK 7LKNPTN 0JZP\PZPLY n LYV ;`^aR_j feZ]ZkVd UVcZgReZgV Z_decf^V_ed e` ^R_RXV Zed Via`dfcV e` W]fTefReZ`_d Z_ ecR_d^ZddZ`_ T`_XVdeZ`_ %o>LJdp& %dVV F`eV 2&* LYV ;`^aR_j cVT`X_ZkVd Zed UVcZgReZgV Z_decf^V_ed `_ eYV T`_d`]ZUReVU SR]R_TV dYVVed Rd VZeYVc RddVed `c ]ZRSZ]ZeZVd Re WRZc gR]fV* LYV TYR_XV Z_ WRZc gR]fV Zd Z^^VUZReV]j cVT`X_ZkVU Z_ VRc_Z_Xd Rd R T`^a`_V_e `W `aVcReZ_X cVgV_fVd `_ eYV T`_d`]ZUReVU deReV^V_ed `W `aVcReZ`_d* 0YYLZ ALZPXLSLTZ >IRPNHZPUT n LYV ;`^aR_j V_eVcd Z_e` RXcVV^V_ed e` ]VRdV ]R_U `_ hYZTY e` T`_decfTe R_U `aVcReV Zed hZ_U V_VcXj ac`[VTe* HfcdfR_e e` TVceRZ_ ]VRdV RXcVV^V_ed( eYV ;`^aR_j Zd cVbfZcVU e` UVT`^^ZddZ`_ Zed hZ_U V_VcXj ac`[VTe e` ac`gZUV W`c eYV cVde`cReZ`_ `W eYV ]VRdVU ac`aVcej Re eYV V_U `W eYV ]VRdV eVc^d* LYV ;`^aR_j cVT`X_ZkVd R_ RddVe cVeZcV^V_e `S]ZXReZ`_ %o8JGp& hYV_ Ze YRd R ]VXR] `S]ZXReZ`_ e` aVcW`c^ UVT`^^ZddZ`_Z_X( cVT]R^ReZ`_ `c cV^`gR] RTeZgZeZVd fa`_ cVeZcV^V_e `W R_ RddVe* OYV_ cVT`cUZ_X R_ 8JG( eYV acVdV_e gR]fV `W eYV ac`[VTeVU ]ZRSZ]Zej Zd cVT`X_ZkVU Z_ eYV aVcZ`U Z_ hYZTY Ze Zd Z_TfccVU( ZW R cVRd`_RS]V VdeZ^ReV `W WRZc gR]fV TR_ SV ^RUV* LYV ]ZRSZ]Zej Zd RTTcVeVU VRTY aVcZ`U `gVc eYV ^RiZ^f^ eVc^ `W eYV T`_ecRTefR] RXcVV^V_ed* LYV ;`^aR_j cVT`cUd R_ `WWdVeeZ_X RddVe e` eYV `S]ZXReZ`_ Rd R_ Z_TcVRdV e` eYV TRccjZ_X R^`f_e `W eYV cV]ReVU ]`_X)]ZgVU RddVe R_U UVacVTZReVd eYRe T`de `gVc eYV ^RiZ^f^ eVc^ `W eYV T`_ecRTefR] RXcVV^V_ed* LYV cVdZUfR] gR]fV `W eYV cV]ReVU ]`_X)]ZgVU RddVe Zd ViT]fUVU Wc`^ eYV TR]Tf]ReZ`_ %dVV F`eV 3&* LYV ;`^aR_j fdVd dZX_ZWZTR_e Rddf^aeZ`_d R_U VdeZ^ReVd e` UVeVc^Z_V eYV R^`f_e `W eYV RddVe cVeZcV^V_e `S]ZXReZ`_d( Z_T]fUZ_X eYV R^`f_e R_U eZ^Z_X `W WfefcV ViaV_UZefcVd( eYV UReV RddVed ^Rj SV UVT`^^ZddZ`_VU( R_U eYV Z_W]ReZ`_ VWWVTe `_ UVT`^^ZddZ`_Z_X T`ded* KZ_TV eYVdV VdeZ^ReVd TR_ TYR_XV SRdVU `_ _Vh Z_W`c^ReZ`_( eYV ;`^aR_j aVcZ`UZTR]]j cV)VgR]fReVd eYVdV Rddf^aeZ`_d R_U VdeZ^ReVd* <fcZ_X .,-3( eYV ;`^aR_j cVT`cUVU RU[fde^V_ed cV]ReVU e` cVgZdVU T`de VdeZ^ReVd %dVV F`eV 3&* EHXPHIRL PTZLXLYZ LTZPZPLY ` 8_ V_eZej Zd T`_dZUVcVU e` SV R NA= hYV_ Zed e`eR] VbfZej Z_gVde^V_e Re cZd\ Zd _`e dfWWZTZV_e e` aVc^Ze eYV V_eZej e` WZ_R_TV Zed RTeZgZeZVd hZeY`fe RUUZeZ`_R] dfS`cUZ_ReVU WZ_R_TZR] dfaa`ce( `c Zed VbfZej Z_gVde`cd( Rd R Xc`fa( ]RT\ eYV TYRcRTeVcZdeZTd `W YRgZ_X R T`_ec`]]Z_X WZ_R_TZR] Z_eVcVde* 8 cVa`ceZ_X T`^aR_j Zd cVbfZcVU e` T`_d`]ZUReV R NA= Rd Zed acZ^Rcj SV_VWZTZRcj hYV_ Ze YRd S`eY eYV a`hVc e` UZcVTe eYV RTeZgZeZVd `W eYV NA= eYRe ^`de dZX_ZWZTR_e]j Z^aRTe eYV NA=$d VT`_`^ZT aVcW`c^R_TV( R_U eYV `S]ZXReZ`_ e` RSd`cS ]`ddVd `c eYV cZXYe e` cVTVZgV SV_VWZed Wc`^ eYV NA= eYRe T`f]U a`eV_eZR]]j SV dZX_ZWZTR_e e` eYV NA=* LYV ;`^aR_j VgR]fReVd hYVeYVc R_ V_eZej Zd R NA= hYV_VgVc cVT`_dZUVcReZ`_ VgV_ed Rd UVWZ_VU Sj eYV RTT`f_eZ_X XfZUR_TV `TTfc %dVV F`eV 4&* =UTJUTZXURRPTN 8TZLXLYZ n LYV ;`^aR_j ^RZ_eRZ_d T`_ec`] `W @`]UZ_Xd eYc`fXY Zed ^R_RXV^V_e R_U T`_ecRTefR] cZXYed VgV_ eY`fXY `h_VcdYZa Z_eVcVded RcV YV]U Sj `h_Vcd `eYVc eYR_ eYV ;`^aR_j `c Zed cV]ReVU aRceZVd* 8d R cVdf]e( eYV ;`^aR_j Zd cVbfZcVU e` T`_d`]ZUReV @`]UZ_Xd R_U acVdV_e eYV `eYVc `h_Vcdq Z_eVcVded Rd _`_T`_ec`]]Z_X Z_eVcVded `_ eYV T`_d`]ZUReVU WZ_R_TZR] deReV^V_ed* F`_T`_ec`]]Z_X Z_eVcVde cVacVdV_ed eYV a`ceZ`_ `W eYV ;`^aR_jqd _Ve Z_T`^V %]`dd& R_U _Ve RddVed eYRe Zd R]]`TReVU e` eYV eYZcU aRcej `h_Vcd* F`_T`_ec`]]Z_X Z_eVcVde Zd Z_T]fUVU Rd R T`^a`_V_e `W VbfZej `_ eYV T`_d`]ZUReVU SR]R_TV dYVVed* LYV GaVcReZ_X 8XcVV^V_e `W @`]UZ_Xd TR]]d W`c eYV R]]`TReZ`_ `W ac`WZe R_U ]`dd `_ R_ Z_T`^V eRi SRdZd* 8UUZeZ`_R]]j( TRdY R_U `eYVc SV_VWZed Rdd`TZReVU hZeY eYZd RXcVV^V_e RcV R]]`TReVU Z_ gRcjZ_X R^`f_ed eYc`fXY`fe eYV ]ZWV `W eYV @`]UZ_Xd* LYVcVW`cV( eYV ;`^aR_j R_U `eYVc Z_gVde`cdq %T`]]VTeZgV]j eYV oGh_Vcdp& Z_eVcVded Z_ @`]UZ_Xd RcV _`e WZiVU( R_U eYV @`]UZ_Xd Raa]ZVd eYV @ja`eYVeZTR] DZbfZUReZ`_ Re 9``\ NR]fV %o@D9Np& ^VeY`U Z_ R]]`TReZ_X S``\ ac`WZe `c ]`dd ^VRdfcVU `_ R acV)eRi SRdZd e` eYV Gh_Vcd* ) 4 )

LYV @D9N ^VeY`U ^VRdfcVd eYV R^`f_e `W TRdY eYRe VRTY `h_Vc h`f]U cVTVZgV Re VRTY cVa`ceZ_X UReV( Z_T]fUZ_X eRi SV_VWZed cVR]ZkVU Sj eYV Gh_Vcd( fa`_ R Yja`eYVeZTR] ]ZbfZUReZ`_ `W @`]UZ_Xd Re eYV _Ve S``\ gR]fV `W Zed f_UVc]jZ_X RddVed* LYV TYR_XV Z_ eYV R^`f_e `W TRdY eYRe VRTY `h_Vc h`f]U cVTVZgV Re eYV cVa`ceZ_X UReV T`^aRcVU e` eYV R^`f_e Ze h`f]U YRgV cVTVZgVU `_ eYV acVgZ`fd cVa`ceZ_X UReV cVacVdV_ed eYV R^`f_e `W ac`WZe `c ]`dd R]]`TReVU e` VRTY `h_Vc W`c eYV cVa`ceZ_X aVcZ`U* AL\LT[L ALJUNTPZPUT n G_ BR_fRcj -( .,-5( eYV ;`^aR_j RU`aeVU 8KM .,-0),5( ;DTDLSD EPMK 0MLRP@BRQ UHRG 0SQRMKDPQ$ R_U R]] eYV cV]ReVU R^V_U^V_ed( hYZTY TcVReVU R _Vh( acZ_TZa]V)SRdVU cVgV_fV cVT`X_ZeZ`_ WcR^Vh`c\* LYV deR_URcU YRd SVV_ T`UZWZVU Rd 8TT`f_eZ_X KeR_URcUd ;`UZWZTReZ`_ %o8K;p& L`aZT 2,2* LYV T`cV acZ_TZa]V Zd eYRe R_ V_eZej dY`f]U cVT`X_ZkV cVgV_fV e` UVaZTe eYV ecR_dWVc `W X``Ud `c dVcgZTVd e` Tfde`^Vcd Re eYV R^`f_e hYZTY eYV V_eZej ViaVTed e` T`]]VTe* LYV ;`^aR_j RU`aeVU 8K; 2,2 fdZ_X eYV ^`UZWZVU cVec`daVTeZgV ^VeY`U* JVdf]ed W`c cVa`ceZ_X aVcZ`Ud SVXZ__Z_X RWeVc BR_fRcj -( .,-5 RcV acVdV_eVU f_UVc 8K; 2,2* LYV RU`aeZ`_ `W 8K; 2,2 UZU _`e cVdf]e Z_ R ^ReVcZR] TYR_XV Z_ eYV eZ^Z_X `c aReeVc_ `W cVgV_fV cVT`X_ZeZ`_ R_U cVdf]eVU Z_ _` RU[fde^V_ed e` eYV ;`^aR_jqd `aV_Z_X cVeRZ_VU VRc_Z_Xd Rd `W eYV RU`aeZ`_ UReV* LYV ;`^aR_j VRc_d `aVcReZ_X cVgV_fVd acZ^RcZ]j Wc`^ V]VTecZTZej dR]Vd* =]VTecZTZej dR]Vd V_T`^aRdd V_VcXj R_U TRaRTZej dR]Vd W`c V]VTecZTZej UV]ZgVcVU f_UVc eYV a`hVc afcTYRdV RXcVV^V_ed %oHH8dp& %dVV F`eV 4&( V]VTecZTZej d`]U e` hY`]VdR]V V]VTecZT a`hVc ^Rc\Ved( dR]Vd `W cV_VhRS]V V_VcXj TcVUZed %oJ=;dp&( R_U dVee]V^V_ed `W >LJd %dVV F`eV 2&* LYV eVc^d `W eYV T`_ecRTed hZ]] UVeVc^Z_V hYVeYVc eYV ;`^aR_j RTT`f_ed W`c eYV T`_ecRTed Rd ]VRdVd f_UVc 8K; L`aZT 40,( 7D@QDQ( Rd UVcZgReZgVd f_UVc 8K; L`aZT 4-1( 1DPHT@RHTDQ @LC 5DCFHLF( `c Rd T`_ecRTed hZeY Tfde`^Vcd f_UVc 8K; 2,2 Rd UZdT]`dVU SV]`h* LYV ;`^aR_jqd cVTVZgRS]Vd Rdd`TZReVU hZeY cVgV_fVd VRc_VU Wc`^ T`_ecRTed hZeY Tfde`^Vcd T`_dZde `W SZ]]VU R_U f_SZ]]VU R^`f_ed( hYZTY RcV cVT`cUVU Z_ RTT`f_ed cVTVZgRS]V `_ eYV ;`^aR_jqd T`_d`]ZUReVU SR]R_TV dYVVed* LYV R^`f_e `W RTT`f_ed cVTVZgRS]V `fedeR_UZ_X Wc`^ T`_ecRTed hZeY Tfde`^Vcd Rd `W <VTV^SVc /-( .,-5 R_U <VTV^SVc /-( .,-4 hRd "-3-(.,1 R_U "3,(3,2( cVdaVTeZgV]j* 99/Q W M_UVc eYV HH8d( eYV Tfde`^Vc afcTYRdVd R]] `c R WZiVU R^`f_e `W V]VTecZTZej XV_VcReVU Wc`^ eYV Hc`[VTe R_U Zed cV]ReVU cV_VhRS]V ReecZSfeVd* LYV HH8d bfR]ZWj W`c ecVRe^V_e Rd `aVcReZ_X ]VRdVd* LYV ;`^aR_j YRd UVeVc^Z_VU eYRe eYV dR]V `W V]VTecZTZej R_U eYV cV]ReVU cV_VhRS]V V_VcXj ReecZSfeVd RcV `feafe Wc`^ eYV WRTZ]Zej R_U T`_ec`] W`c VRTY ZeV^ ecR_dWVcd Rd V]VTecZTZej Zd UV]ZgVcVU* 2JDBRPHBHRV <@JDQ m LYV ;`^aR_j dV]]d V]VTecZTZej UZcVTe]j e` R_ V]VTecZT a`hVc ^Rc\Ve( eYc`fXY URj RYVRU `WWVcZ_Xd `c cVR] eZ^V UV]ZgVcZVd* LYV ;`^aR_j$d aVcW`c^R_TV `S]ZXReZ`_d RcV XV_VcR]]j dReZdWZVU `gVc eZ^V Rd eYV Tfde`^Vc dZ^f]eR_V`fd]j cVTVZgVd R_U T`_df^Vd SV_VWZed fa`_ eYV UV]ZgVcj `W V]VTecZTZej R_U cV]ReVU ac`UfTed* JVgV_fV Zd cVT`cUVU SRdVU fa`_ eYV `feafe UV]ZgVcVU Re ^Rc\Ve cReVd* LYV Z_g`ZTVU R^`f_ed cVRd`_RS]j cVacVdV_e eYV gR]fV e` eYV Tfde`^Vc W`c eYV ;`^aR_jqd aVcW`c^R_TV* 8d dfTY( eYV ;`^aR_j YRd V]VTeVU eYV Z_g`ZTZ_X acRTeZTR] ViaVUZV_e f_UVc 8K; 2,2 R_U cVT`X_ZkVd cVgV_fVd Z_ eYV R^`f_e e` hYZTY eYV ;`^aR_j YRd R cZXYe e` Z_g`ZTV* LYVcV RcV _` dZX_ZWZTR_e [fUX^V_ed Z_ R]]`TReZ_X eYV ecR_dRTeZ`_ acZTV dZ_TV eYV aVcW`c^R_TV `S]ZXReZ`_d RcV dReZdWZVU dZ^f]eR_V`fd]j fa`_ eYV XV_VcReZ`_ `W V]VTecZTZej Wc`^ eYV WRTZ]Zej* HRj^V_e eVc^d XV_VcR]]j cVbfZcV eYRe eYV Tfde`^Vc aRjd W`c eYV a`hVc `c eYV V_VcXj)cV]ReVU T`^^`UZej hZeYZ_ eYV ^`_eY W`]]`hZ_X UV]ZgVcj e` eYV Tfde`^Vc* ;DLDU@AJD 2LDPFV 0PDCHRQ W LYV ;`^aR_j dV]]d deR_U)R]`_V J=;d e` Tfde`^Vcd VZeYVc f_UVc ]`_X)eVc^ RXcVV^V_ed `c da`e dR]Vd* LYV ;`^aR_jqd aVcW`c^R_TV `S]ZXReZ`_( eYV ecR_dWVc `W R J=; Wc`^ R hZ_U WRTZ]Zej e` R Tfde`^Vc( Zd dReZdWZVU Re R a`Z_e Z_ eZ^V* G_V J=; Zd VgZUV_TV eYRe `_V ^VXRhRee)Y`fc %oEOYp& `W V]VTecZTZej hRd XV_VcReVU Wc`^ R cV_VhRS]V V_VcXj d`fcTV* JVgV_fV cV]ReVU e` eYV J=;d Zd cVT`X_ZkVU Re eYV ecR_dWVc `W eYV J=; TVceZWZTReV* HRj^V_e eVc^d XV_VcR]]j cVbfZcV Tfde`^Vcd aRj hZeYZ_ eYV ^`_eY W`]]`hZ_X UV]ZgVcj `W eYV Z_g`ZTV `W eYV J=; ReecZSfeVd SVZ_X SZ]]VU* ) 5 )